Exhibit 99.1

Financial Report Monte S. Johnson Senior Vice President, CFO & Secretary to Board of Directors

CIPRICO

Cautionary Statement Regarding Forward-Looking Statements

Accelerating the Digital Media Workflow™

Certain statements in these presentations are forward-looking and should be considered in conjunction with cautionary statements in Ciprico's SEC filings, reports to stockholders and other news releases. Such forward-looking statements, which reflect our current view of expected growth in software licensing and the revenues from the MediaVault™ product line and, our ability to build sustainable growth and profitability, product development efforts and impact, and other future events and financial performance, involve known and unknown risks that could cause actual results and facts to differ materially from those expressed in the forward-looking statements for a variety of reasons. These risks and uncertainties include, but are not limited to: (i) competitive factors, including pricing pressures; (ii) variability in quarterly sales; (iii) economic trends generally and in various markets; (iv) general economic conditions; (v) market acceptance and unanticipated risks associated with introducing new products and features; (vi) successful integration of new businesses; (vii) sales and distribution issues, (viii) dependence on suppliers, (ix) limited backlog (x) success of strategic alliances and joint ventures and (xi) other events and important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission (SEC). Investors should take such risks into account when making investment decisions. Future SEC filings, future press releases and oral or written statements made by us or with our approval, which are not statements of historical fact, may also contain forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they were made, and except as required by law, we assume no obligation to update any forward-looking statements. Although we believe that the expectations reflected in these statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not intend to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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FY 06 Comparative Operating Results  A c c e l e r a t i n g  t h e  D i g i t a l  M e d i a  W o r k f l o w ™ in 000's FY 06 FY 05 Revenues 11,932   13,213 Cost of Sales 7,590 8,434 Gross Profit 4,342 4,779% 36.4% 36.2% Operating Expenses Research and Development 3,714 3,467 Sales and Marketing 3,013 2,792 General and Administrative 1,936 1,812 Restructuring - (291) Total Operating Expenses 8,663 7,780 Operating profit (loss) (4,321) (3,001) Other Income 660 562 EBIT (3,661) (2,439) Provision (benefit) for taxes - - Net income (loss) (3,661) (2,439) Net Loss Per Share $(0.74) $(0.51)

Balance Sheet Comparison A c c e l e r a t i n g  t h e  D i g i t a l  M e d i a  W o r k f l o w ™ 9/30/06 9/30/05 in 000's Cash & Investments 11,036 16,091 Accounts Receivable 1,445 1,126 Inventory (net of reserve) 1,925 1,724 Current Liabilities 2,053 3,540 Stockholders' Equity 15,709 18,632

FY07 Q1 Results  A c c e l e r a t i n g  t h e  D i g i t a l  M e d i a  W o r k f l o w ™ in 000's Actual Prior Year Revenues 2,766 3,511 Cost of Sales 1,581 2,157 Gross Profit 1,185 1,354% 42.8% 38.6% Operating Expenses Research and Development 704 886 Sales and Marketing 780 783 General and Administrative 672 537 Total Operating Expenses 2,156 2,206 Operating profit (loss) (971) (852) Other Income 149 161 EBIT (822) (691) Provision (benefit) for taxes 16 - Net income (loss) (838) (691) Net Loss Per Share $(0.17) $(0.14)

Balance Sheet Comparison A c c e l e r a t i n g  t h e  D i g i t a l  M e d i a  W o r k f l o w ™ 12/31/06 9/30/06 in 000's Cash & Investments 10,132 11,036 Accounts Receivable 1,294 1,445 Inventory (net of reserve) 1,858 1,925 Current Liabilities 1,956 2,053 Stockholders' Equity 14,953 15,709

Steven D. Merrifield Chief Executive Officer Annual Meeting of Stockholders January 25, 2007

CIPRICO Accelerating the Digital Media Workflow™

Company Background

- **Founded in 1978 - Computer Products Corporation**
- **Became Ciprico in 1983**
- **Historically focused on delivering storage products and support for major OEM buyers**
- **First provider of high performance and high reliability based RAID devices (1988)**
- **CPCI team has developed numerous generations of high performance storage controllers and systems**

- **Primary locations**
  - Plymouth, Minnesota
  - Los Angeles, California
  - Sales offices
- **NASDAQ: CPCI**
  - Market Cap: $30M
  - Shares Outstanding: 4.97M


CPCI Daily
1/12/07
6.5
6.0
5.5
5.0
4.5
4.0
3.5
Volume
©BigCharts.com
80
60
40
20
0
Thousands
Aug
Sep
Oct
Nov
Dec
07
Source: BigCharts

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Markets A c c e l e r a t i n g t h e D i g i t a l M e d i a W o r k f l o w ™

CIPRICO Accelerating the Digital Media Workflow™

History

- Two years ago – a new Direction
  - Limited total available market
  - OEM strategy limited gross profit potential
  - Unique high performance capability – hardware only solution
  - Fragmented development focus

- Today's Strategy
  - Multiple markets – Potential market over $600M and growing
    - Broadcast/Video
    - Small/Medium Business
    - Government/Military
  - Universal data protection software platform
    - RAIDCore stack
    - Target to open standards hardware
  - Targeted hardware solutions
  - Building world class team around strategy

HIGHER GROSS MARGIN AND VALUE ADDED SALE

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CIPRICO Accelerating the Digital Media Workflow™

Our Vision

Provide a data protection software platform that is flexible in support of all major system architectures

- Employable across multiple markets
- Across open standards platforms
- With multiple drive types
- Across commonly used interfaces

… THAT CAN DRIVE SUSTAINABLE GROWTH AND PROFITABILITY

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CIPRICO Accelerating the Digital Media Workflow™

Where we fit - Our Technology Roadmap


• Standards Based Management Interface
• iSCSI
• Fibre Channel
• InfiniBand
• Ethernet
• Windows
• Linux
• Apple OS X
• Solaris
Management API
Network API
O/S API
Redundant Controller
Universal Storage Driver Interface
Universal RAIDCore™ Engine
Value Added Software Features
Universal Storage Driver Interface
Universal RAIDCore™ Engine
Desktop Core Logic
(Personal Market)
Server Core Logic
(SMB Market)
Host Bus Adapter
(Enterprise Market)
SATA/SAS Drives

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CIPRICO Accelerating the Digital Media Workflow™

Our Opportunity

SOCIAL CHANGE

- **Desktop**
  - Video is *everywhere*
- **SMB – Data growth and compliance**
  - Email, multimedia and business applications SAN and NAS infrastructures growing
- **Taiwan Inc. will dominate hardware**
  - Commoditization of hardware

TECHNOLOGY EVOLUTION

- **Growth in processing power at the CPU level allows data protection software at desktop chipset level**
- **Capacity/price is enabling demand for disk based storage capacity**
- **Data protection moving to software**

Software will drive sustainable growth and profitability for Ciprico

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CIPRICO Accelerating the Digital Media Workflow™

Our opportunity – Desktop market

- **Demand**
  - **Video/music/photo storage**
  - **Data protection**
  - **Desktop RAID opportunity - $100M by 2010**
- **Ciprico Software/Controllers**
  - **Existing customers**
    - SuperMicro, Tyan
  - **Target customers**
    - White box builders
    - Dealers
    - ODM/OEM
  - **First revenues Q4 FY'06**
- **Solutions**
  - Software data security
  - Technology advantage



www.ciprico.com

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CIPRICO Accelerating the Digital Media Workflow™

Our Opportunity – Small/Medium Business market

- **Demand**
  - Scalability
  - Competitive pricing
- **Ciprico Software/Controllers**
  - Existing customers
    - Huawei/3Com, Copan Systems, SeaChange
  - Target customers
    - ODM/OEM
    - System builders
    - Distribution
  - First revenues Q1 FY'07
- **Solutions**
  - Universal RAID software
  - Digital cinema
  - Military applications


SMB RAID Market
(millions)
500
450
400
350
300
250
200
150
100
50
0
2006
2007
2008
2009
2010
Source: Gartner

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CIPRICO Accelerating the Digital Media Workflow™

Our Opportunity – Enterprise Market

- **Demand**
  - **Information Lifetime Management (ILM)**
  - **Data availability, scalability and virtualization**
  - **New digital data protection providers**
- **Solutions**
  - **Combination SAS-SATA for servers**
  - **Extensible and scalable storage growth**
  - **Universal RAID software platform**
  - **Lower costs equate to**
    - Lower development/test costs
    - Lower support costs
    - Faster to market
- **Ciprico Software/Controllers**
  - **Target customers**
    - ODM/OEM
    - Enterprise infrastructure suppliers

Serial Attached SCSI





SERIAL ATA

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CIPRICO Accelerating the Digital Media Workflow™

Storage Software Market

Server Motherboard Software

intel, RAIDCore, LSI LOGIC, PROMISE Technology, Inc., Marvell, nVIDIA

(7M+ units)

Embedded Software

3ware, RAIDCore, LSI LOGIC, adaptec, PROMISE Technology, Inc., HighPoint, areca

(5M+ units)

Desktop Motherboard Software

intel, PROMISE Technology, Inc., ATI, nVIDIA, VIA

(150M+ units)

Value Added Software

- CDP
- Thin Provisioning
- Content Awareness
- VTL

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Key Initiatives Build Experienced Team Extensive industry experience Additional technical talent and management depth added in 2006 Focused on key economic drivers Additional silicon partner(s) in ’07 License and Board revenue growth OEM to drive revenue growth in ’08 Secure strong vertical market partnerships Value added software development to drive ‘08 and ’09 revenue growth  A c c e l e r a t i n g  t h e  D i g i t a l  M e d i a  W o r k f l o w ™

CIPRICO Accelerating the Digital Media Workflow™

Our 2007 Commitment

- **Continue to build core software library**
  - Network APIs, O/S APIs, core engine features
- **Introduce three new Broadcom chip-based products**
- **Expand silicon partners**
- **Secure additional OEM Partners**
- **Tie Solutions business to software strategy**
  - Lower costs, higher performance, leverage established sales channel
- **Revenue growth and continued margin improvement**

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